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                                                                   EXHIBIT 10.50


                FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
                ----------------------------------------------


     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment"), dated as of November 30, 1999, is among NUTRITION FOR LIFE INTERNATIONAL, INC., a Texas corporation ("Leading Borrower"), NL ACQUISITION COMPANY, a Delaware corporation ("NLAC"), AC ACQUISITION COMPANY, a Delaware corporation ("ASH"), BACTOLAC PHARMACEUTICAL INC., a Delaware corporation (formerly known as BPI Acquisition Company and herein "BPI" and Leading Borrower, ASH, NLAC, and BPI being collectively referred to as "Borrowers" and each a "Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender").

                                   RECITALS:

     A. Borrowers and Lender have entered into that certain Loan and Security Agreement dated as of November 15, 1999 (as the same has been or hereafter may be amended or otherwise modified, the "Agreement").

     B. The Agreement contemplated that ASH would merge into Ash Corp., a Mississippi corporation and thereafter change its name to ASH Corp. However, the Acquisition Documents relating to such merger have been modified to provide that Ash Corp., a Mississippi corporation will merge with and into BPI with BPI as the surviving corporation doing business in Mississippi under the name ASH Corp.

     C. As a result of the foregoing, Borrowers and Lender now desire to amend the Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

                                   ARTICLE 1

                                  Definitions
                                  -----------

     Section 1.01 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE 2

                                  Amendments
                                  ----------

     Section 2.01 Amendment to Refer to AC Acquisition Company. The phrases "to be known after the Ash Corp. Acquisition as Ash Corp." or "to be known as Ash Corp." in the Agreement or any other Loan Document when referring to AC Acquisition Company are hereby deleted from each place they each separately appear in the Loan Documents.

     Section 2.02 Amendment to subclause(ii) of clause (B) of Section 1.1(a). Subclause (ii) of clause (B) of Section 1.1(a) is amended in its entirety to read as follows:

          (ii) any Borrower may at the request of Leading Borrower as agent for such Borrower from time to time borrow, repay and reborrow, and may request Lender to incur Letter of Credit Obligations, under this Section 1.1; provided, however, that ASH shall not be entitled to request any advances under this Agreement.

     Section 2.03 Amendment to the Definition of "Ash Corp." The definition of "Ash Corp." in Schedule A of the Agreement is amended in its entirety to read as follows:


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     "Ash Corp." shall mean Ash Corp., a Mississippi corporation, when referring to that certain company to be acquired by BPI.

     Section 2.04 Amendment to subclause(v) of clause(a) of Section 5. Subclause (v) of clause (a) of Section 5 is amended in its entirety to read as follows:

              (v) Bactolac Pharmaceutical Inc. (formerly known as BPI Acquisition Company) may acquire Ash Corp. through the merger of Bactolac Pharmaceutical Inc. with Ash Corp., with Bactolac Pharmaceutical Inc. surviving, if: (A) no Default exists at the time of, or will result from, such transaction, (B) the Lender consents to the terms and provisions of such transaction, and (C) all documentation that the Lender may require related to such transaction has been delivered to Lender;

     Section 2.05 Amendment to Section 3.3. The phrase "Closing Date" is hereby deleted from each place that it separately appears in Section 3.3 of the Agreement and replaced with the phrase "closing date of the Ash Corp. Acquisition".

     Section 2.06 Amendment to Section 10.2. Section 10.2 of the Agreement is amended in its entirety to read as follows:

             10.2 Expenses. Each Borrower agrees to pay or reimburse Lender for all costs and expenses (including the fees and expenses of all special counsel, advisors, consultants (including environmental and management consultants) and auditors retained in connection therewith), incurred in connection with: (a) the preparation, negotiation, execution, delivery, performance and enforcement of the Loan Documents and the preservation of any rights thereunder; (b) collection, including deficiency collections;
     (c) the forwarding to any Borrower or any other Person on behalf of any Borrower by Lender of the proceeds of any Loan (including a wire transfer fee of $20 per wire transfer); (d) any amendment, extension, modification or waiver of, or consent with respect to any Loan Document or advice in connection with the administration of the Loans or the rights thereunder;
     (e) any litigation, contest, dispute, suit, proceeding or action (whether instituted by or between any combination of Lender, any Borrower or any other Person or Persons), and an appeal or review thereof, in any way relating to the Collateral, any Transaction Document, or any action taken or any other agreements to be executed or delivered in connection therewith, whether as a party, witness or otherwise; and (f) any effort (i) to monitor the Loans, (ii) to evaluate, observe or assess any Borrower or any other Credit Party or the affairs of such Person, and (iii) to verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of the Collateral.

     Section 2.07 Amendment to clause (b) of the Definition of "Acquisitions". Clause (b) of the definition of "Acquisitions" in Schedule A of the Agreement is amended in its entirety to read as follows:

              (b) the merger of Bactolac Pharmaceutical Inc. (formerly known as BPI Acquisition Company) with Ash Corp., with Bactolac Pharmaceutical Inc. as the surviving corporation; and

     Section 2.08 Amendment to the Definition of "Acquisition Documents". The definition of "Acquisition Documents" in Schedule A of the Agreement is amended in its entirety to read as follows:

          "Acquisition Documents" shall mean each of the following agreements and any and all other documentation entered into pursuant to the terms of or otherwise in connection with the following agreements or the Acquisitions (other than the Loan Documents), as all the same may be amended or otherwise modified from time to time:

           (a) Agreement and Plan of Merger dated October 20, 1999 among Leading Borrower, Advanced Nutraceuticals, Inc., and NL Acquisition Company, Gregory Pusey, and Barry C. Loder;

           (b) Agreement and Plan of Merger dated as of October 25, 1999 between Leading Borrower, Advanced Nutraceuticals, Inc. (succeeded in interest by merger by NL Acquisition Company), Ash Corp., a Mississippi corporation, Allan I. Sirkin and Neil Sirkin, as



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                    amended by an Amendment to Agreement and Plan of Merger
                    dated November 24, 1999 to add Bactolac Pharmaceuticals Inc. (formerly known as BPI Acquisition Company) to such agreement and to provide for the merger of Ash Corp. with and into Bactolac Pharmaceuticals Inc.; and
           (c) Agreement and Plan of Merger dated November 5, 1999 among Leading Borrower, Advanced Nutraceuticals, Inc., BPI Acquisition Company, Bactolac Pharmaceutical Inc., a New York corporation and Pailla M. Reddy.

     Section 2.09 Amendment to the Definition of "Ash Corp. Acquisition". The definition of "Ash Corp. Acquisition" in Schedule A of the Agreement is amended in its entirety to read as follows:

          "Ash Corp. Acquisition" shall mean the merger of Bactolac Pharmaceutical Inc. (formerly known as BPI Acquisition Company) with Ash Corp., with Bactolac Pharmaceutical Inc. as the surviving corporation.

     Section 2.10 Amendment to the Definition of "Ash Corp. Acquisition Documents". The definition of "Ash Corp. Acquisition Documents" in Schedule A of the Agreement is amended and restated in its entirety to read as follows:

          "Ash Corp. Acquisition Documents" shall mean each of the Agreement and Plan of Merger dated as of October 25, 1999 between Leading Borrower, Advanced Nutraceutical, Inc., Ash Corp., a Mississippi corporation, Allan
     I. Sirkin and Neil Sirkin, as amended by an Amendment to Agreement and Plan of Merger dated November 24, 1999 to add Bactolac Pharmaceuticals Inc. (formerly known as BPI Acquisition Company) to such agreement and to provide for the merger of Ash Corp. with and into Bactolac Pharmaceuticals Inc., and any and all other documentation entered into pursuant to the terms of or otherwise in connection with such agreement or the Ash Corp. Acquisition (other than the Loan Documents), as all the same may be further amended or otherwise modified from time to time.

     Section 2.11 Amendments to Section 3.21. Section 3.21 of the Agreement is amended by adding the following sentence to the end of Section 3.21:

          Further, Borrowers and each other Credit Party agree that they shall cause to be delivered, before December 31, 1999, the following: (m) all tax returns due under federal, state, local or other applicable law for the year 1998 for BPI; (n) releases acceptable to the Lender of (i) the judgment filed May 25, 1999 by International Flavors and Fragrances, Inc. in Harrison County, Mississippi in the original amount of $8,464 (Index Number 109859) and (ii) the judgment filed June 24, 1999 by Kelly Temporary Services, Inc. in Harrison County, Mississippi in the original amount of $18,902.87 (Index Number 110065); and (o) any documents that Lender may require to show that BPI is validly existing and in good standing under the laws of the State of Mississippi.

     Section 2.12 Amendment to clause (l) of the Definition of "Eligible Account". Clause (l) of the definition of "Eligible Accounts" in Schedule A of the Agreement is amended in its entirety to read as follows:

           (l) that is an obligation for which the total unpaid Accounts of the Account Debtor exceed 20% of the aggregate of all Accounts, to the extent of such excess; provided, that in calculating the Eligible Accounts of BPI, the unpaid Accounts of Bayer Corporation to BPI's Ash Corp. Division shall not be included in calculating compliance with this clause;

     Section 2.13 Amendment to Attachment I of Schedule D. Attachment I of Schedule D of the Agreement is amended in its entirety to read as set forth in Attachment I of Schedule D attached hereto.

     Section 2.14 Amendments to Disclosure Schedules. The following Disclosure Schedules to the Agreement are each amended in their respective entirety to read as set forth on the corresponding disclosures schedules attached hereto:



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                    Disclosure Schedule (3.2)
                    Disclosure Schedule (3.6)
                    Disclosure Schedule (3.10)
                    Disclosure Schedule (3.12)
                    Disclosure Schedule (3.13)
                    Disclosure Schedule (3.16)
                    Disclosure Schedule (5(b))
                    Disclosure Schedule (5(e))
                    Disclosure Schedule (6.1).

                                   ARTICLE 3

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     Section 3.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Borrower and Lender agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Section 3.02 Representations and Warranties. Each Borrower hereby represents and warrants to Lender as follows: (a) after giving effect to this Amendment, no Default has occurred and is continuing; (b) after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date; (c) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of each Borrower and does not and will not: (1) violate any provision of law applicable to any Borrower, the certificate of incorporation, bylaws, partnership agreement, membership agreement, or other applicable governing document of any Borrower or any order, judgment, or decree of any court or agency of government binding upon any Borrower; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower; (3) result in or require the creation or imposition of any material lien upon any of the assets of any Borrower; or (4) require any approval or consent of any Person under any material contractual obligation of any Borrower; (d) the articles of incorporation, bylaws, partnership agreement, certificate of limited partnership, membership agreement, articles of organization or other applicable governing document of each Borrower and the resolutions of each Borrower attached as an exhibit to the respective Certificate of Secretary of each Borrower dated November 17, 1999 have not been modified or rescinded and remain in full force and effect as of the date of this Amendment; (e) following the Ash Corp. Acquisition, BPI will no longer rely on Bayer Corporation to finance any materials used by BPI's Ash Corp. Division in the production of inventory.

     IN ADDITION, TO INDUCE THE LENDER TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH BORROWER (BY IT EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

           (a) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

           (b) RELEASE. RELEASES AND DISCHARGES LENDER, AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION



FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT-Page 4 of 6
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          OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR
          UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY BORROWER EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

                                   ARTICLE 4

                                 Miscellaneous
                                 -------------

     Section 4.01 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     Section 4.02 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     Section 4.03 Expenses of Lender. As provided in the Agreement, each Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the costs and fees of Lender's legal counsel.

     Section 4.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 4.05 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

     Section 4.06 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and each Borrower and their respective successors and assigns, except no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     Section 4.07 Counterparts. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 4.08 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by any Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 4.09 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 4.10 Complete Amendment; Modification of Amendment. This Amendment and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied), and no Loan Document may be modified, altered or amended except by a written agreement signed by Lender, and each other Credit Party a party to such Loan Document.



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                 Executed as of the date first written above.

                    BORROWERS:
                    ---------

                    Nutrition for Life International, Inc.


                    By:
                         ------------------------------------------------
                         David Bertrand
                         President


                    NL ACQUISITION COMPANY

                    AC ACQUISITION COMPANY

                    BACTOLAC PHARMACEUTICAL INC.
                    (formerly known as BPI Acquisition Company)


                    By:
                         ------------------------------------------------
                         John R. Brown, Jr., Secretary of each company

                    LENDER:

                    GENERAL ELECTRIC CAPITAL CORPORATION


                    By:
                         ------------------------------------------------
                         Peter Cooney
                         Duly Authorized Signatory


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